EXHIBIT 99.1

ALLY CENTRAL ORIGINATING LEASE LLC

200 Renaissance Center

10th Floor, MC: 482-B10-A68

Detroit, Michigan 48265

ALLY BANK

6985 Union Park Center, Suite 435

Midvale, Utah 84047

October 17, 2014

BNY Mellon Trust of Delaware 301 Bellevue Parkway, 3rd Floor Wilmington, DE 19809	Ally Central Originating Lease Trust c/o Deutsche Bank Trust Company Delaware 1011 Centre Road, Suite 200 Wilmington, DE 19805-1266

Ally Auto Receivables Trust 2014-SN2, as Secured Noteholder c/o Deutsche Bank Trust Company Delaware 1011 Centre Road, Suite 200 Wilmington, DE 19805-1266	Ally Auto Assets LLC 200 Renaissance Center 10th Floor, MC: 482-B10-A68 Detroit, MI 48265

Ally Financial Inc., as Servicer 200 Renaissance Center 10th Floor, MC: 482-B10-A68 Detroit, MI 48265	Deutsche Bank Trust Company Delaware 1011 Centre Road, Suite 200 Wilmington, DE 19805-1266

Re: Transfer Direction re Beneficial Interest in Applicable Trust Estate and Notice of Allocation of Lease Assets to Series 2014-SN2

Ladies and Gentlemen:

Reference is hereby made to the following documents:

(a) that certain Second Amended and Restated Trust and Servicing Agreement, dated as of March 25, 2004 (as it may be amended from time to time, the “VAULT Trust Agreement”), between BNY Mellon Trust of Delaware (as successor to Chase Manhattan Bank USA, National Association), as Trustee (the “VAULT Trustee”), and Ally Financial Inc. (f/k/a GMAC Inc. and General Motors Acceptance Corporation) (“Ally Financial”), as Servicer and as Initial Trust Beneficiary, as acknowledged and agreed to by Ally Bank (f/k/a GMAC Automotive Bank) (“Ally Bank”), as a Trust Beneficiary pursuant to the Designation of Trust Beneficiary and Creation of Series of Beneficial Interest, dated as of August 2, 2004 (the “Ally Bank Designation”), by Ally Financial, as Servicer and Initial Trust Beneficiary, and Ally Bank, and accepted and agreed to by the VAULT Trustee and as acknowledged and agreed to by Ally

Central Originating Lease Trust (“ACOLT”), as a Trust Beneficiary pursuant to the Designation of Trust Beneficiary and Creation of Series of Beneficial Interest, dated as of April 7, 2010 (the “ACOLT Designation”), by Ally Financial, as Servicer and Initial Trust Beneficiary, ACOLT and Ally Central Originating Lease LLC, and accepted and agreed to by the VAULT Trustee;

(b) that certain VAULT Pledge and Security Agreement, to be dated on or about October 22, 2014 (the “VAULT Pledge and Security Agreement”), by Vehicle Asset Universal Leasing Trust, as Pledgor, on behalf of and acknowledged by ACOLT, and in favor of any Secured Noteholder, as Pledgee;

(c) that certain Declaration of Trust, dated as of April 7, 2010 (as it may be amended from time to time, the “Declaration of Trust”), by Deutsche Bank Trust Company Delaware, as ACOLT Owner Trustee (the “ACOLT Owner Trustee”), and acknowledged, accepted and agreed to by Ally Central Originating Lease LLC, as Residual Certificateholder (the “Residual Certificateholder”); and

(d) that certain ACOLT 2014-SN2 Supplement to Declaration of Trust (as amended, modified or supplemented from time to time, the “ACOLT 2014-SN2 Series Supplement”), to be dated on or about October 22, 2014, between the Residual Certificateholder and the ACOLT Owner Trustee.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the VAULT Trust Agreement, or if not defined therein, in Part I of Exhibit I to the Declaration of Trust, or if not defined therein, in Part I of Appendix A to the Administration Agreement, to be dated on or about October 22, 2014, by and among Ally Auto Assets LLC, Ally Financial and Ally Auto Receivables Trust 2014-SN2 (“AART”).

This letter constitutes both a Transfer Direction and an Allocation Notice, respectively, as such terms are defined in Part I of Exhibit I to the Declaration of Trust.

Pursuant to Section 9.1 of the VAULT Trust Agreement, Ally Bank hereby informs the VAULT Trustee that it intends to convey (the “Transfer”) all of its right, title and interest in and to its Beneficial Interest in that portion of its respective Applicable Trust Estate consisting of the Leased Vehicles identified on Schedule I hereto (collectively, the “Transferred Vehicles”) to ACOLT (the “Transferee”). Ally Bank hereby instructs the VAULT Trustee from and after October 22, 2014 (the “Transfer Effective Date”) and until otherwise directed by the Transferee, to hold legal title to such portion of the Applicable Trust Estate as nominee for the benefit of the Transferee. Ally Bank acknowledges and agrees by execution of this Transfer Direction and Allocation Notice that it shall no longer hold any Beneficial Interest in the Transferred Vehicles from and after the Transfer Effective Date. Further, Ally Financial, as Servicer, shall amend each Schedule of Vehicles maintained pursuant to the VAULT Trust Agreement to remove from the GMAC AB Series any reference to the Transferred Vehicles and shall reallocate such Transferred Vehicles to the ACOLT Series. Furthermore, Ally Financial, as Servicer, shall provide notice to the VAULT Trustee of its intention to exercise the optional repurchase right with respect to the Lease Assets under Section 7.01 of the Servicing Agreement.

2

Pursuant to Section 9.1 of the VAULT Trust Agreement, ACOLT represents and warrants that it is not an “employee benefit plan” as defined in Section 3(3) of ERISA (whether or not subject to ERISA, and including, without limitation, foreign or government plans), any “plan” described in Section 4975 of the Code, or an entity whose underlying assets are deemed to include “plan assets” of any of the foregoing (including, without limitation, an insurance company general account).

Pursuant to Section 2 of the VAULT Pledge and Security Agreement, the Leased Vehicles identified on Schedule I shall from and after the Transfer Effective Date constitute part of the VAULT Pledged Collateral for purposes of the VAULT Pledge and Security Agreement.

Pursuant to Section 3.2 of the Declaration of Trust, and in accordance with Section 10.1(a) of the ACOLT 2014-SN2 Series Supplement, the Residual Certificateholder hereby directs the ACOLT Owner Trustee to identify and allocate or cause to be identified and allocated the ACOLT Lease Assets identified on Schedule I hereto to Series 2014-SN2 and the Series 2014-SN2 Portfolio.

ACOLT hereby reaffirms its agreement to be bound by the terms of the VAULT Trust Agreement as a Trust Beneficiary pursuant to (x) the ACOLT Designation, and (y) its acceptance and agreement to the VAULT Trust Agreement.

The parties agree that this Transfer Direction and Allocation Notice will become effective on the Transfer Effective Date upon delivery by each party of an executed counterpart of this Transfer Direction and Allocation Notice and receipt of an opinion of counsel to Ally Bank that the Transfer effected hereunder is permitted by Section 9.1 of the VAULT Trust Agreement.

It is expressly understood and agreed by the parties hereto that (a) this letter is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as owner trustee of ACOLT, (b) each of the representations, undertakings and agreements herein made on the part of ACOLT is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only ACOLT, and (c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of ACOLT or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by ACOLT under this letter or the other ACOLT Transaction Documents.

It is expressly understood and agreed by the parties hereto that (a) this letter is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as owner trustee of AART, (b) each of the representations, undertakings and agreements herein made on the part of AART is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only AART, and (c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of AART or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by AART under this letter or the other Transaction Documents.

3

It is expressly understood and agreed by the parties hereto that (a) this letter is executed and delivered by BNY Mellon Trust of Delaware, not individually or personally but solely as trustee of VAULT, (b) each of the representations, undertakings and agreements herein made on the part of VAULT is made and intended not as personal representations, undertakings and agreements by BNY Mellon Trust of Delaware but is made and intended for the purpose of binding only VAULT, and (c) under no circumstances shall BNY Mellon Trust of Delaware be personally liable for the payment of any indebtedness or expenses of VAULT or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by VAULT under this letter or the other related documents.

4

Please acknowledge your receipt of and agreement to this Transfer Direction and Allocation Notice by signing a counterpart hereof in the space provided below.

Sincerely,

ALLY BANK, as a Trust Beneficiary, Transferor and Secured Noteholder

By:
Name:
Title:

ALLY CENTRAL ORIGINATING LEASE LLC, as Residual Certificateholder

By:
Name:
Title:

VAULT Transfer Direction and Allocation Notice (AART 2014-SN2)

ACKNOWLEDGED AND AGREED:

BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as VAULT Trustee

By:
Name:
Title:

ALLY FINANCIAL INC., as Servicer

By:
Name:
Title:

VAULT Transfer Direction and Allocation Notice (AART 2014-SN2)

ALLY CENTRAL ORIGINATING LEASE TRUST, as a Trust Beneficiary and Transferee

By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as ACOLT Owner Trustee

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as ACOLT Owner Trustee

By:
Name:
Title:

By:
Name:
Title:

VAULT Transfer Direction and Allocation Notice (AART 2014-SN2)

ALLY AUTO ASSETS LLC, as a Secured Noteholder

By:
Name:
Title:

ALLY AUTO RECEIVABLES TRUST 2014-SN2, as a Secured Noteholder

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as AART Owner Trustee

By:
Name:
Title:

By:
Name:
Title:

VAULT Transfer Direction and Allocation Notice (AART 2014-SN2)

Schedule I

Schedule of Leased Vehicles

On file with VAULT Trustee

Schedule of Leases

Delivered by Ally Bank to ACOLT Owner Trustee and ACOLT Indenture Trustee

Sch. I